Execution Version

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                                 4 December 2007

                            SHARE PURCHASE AGREEMENT

                                     amongst

            HUTCHISON TELECOMMUNICATIONS INVESTMENT HOLDINGS LIMITED

                                       and

                            HUTCHISON WHAMPOA LIMITED

                                       and

                         ORASCOM TELECOM EURASIA LIMITED

                                       and

                         ORASCOM TELECOM HOLDING S.A.E.

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                                TABLE OF CONTENTS
                                                                            Page

1.   INTERPRETATION............................................................1
2.   SALE AND PURCHASE.........................................................5
3.   CONSIDERATION.............................................................6
3A.  CONDITIONS................................................................6
4.   PRE-CLOSING OBLIGATIONS...................................................6
5.   CLOSING...................................................................8
6.   SELLER'S AND OTH'S WARRANTIES.............................................8
7.   PURCHASER'S AND HWL'S WARRANTIES..........................................9
8.   OTH'S GUARANTEE...........................................................9
9.   CONFIDENTIALITY AND ANNOUNCEMENTS........................................10
10.  ASSIGNMENT...............................................................11
11.  FURTHER ASSURANCE........................................................11
12.  ENTIRE AGREEMENT.........................................................11
13.  SEVERANCE AND VALIDITY...................................................11
14.  VARIATIONS...............................................................11
15.  REMEDIES AND WAIVERS.....................................................12
16.  EFFECT OF CLOSING........................................................12
17.  SURVIVAL AND RIGHTS OF RESCISSION........................................12
18.  THIRD PARTY RIGHTS.......................................................12
19.  PAYMENTS.................................................................12
20.  COSTS AND EXPENSES.......................................................12
21.  NOTICES..................................................................13
22.  COUNTERPARTS.............................................................15
23.  GOVERNING LAW AND JURISDICTION...........................................15
24.  AGENT FOR SERVICE OF PROCESS.............................................15
THE SCHEDULE: WARRANTIES......................................................16

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THIS AGREEMENT is made on the 4 day of December 2007

BETWEEN:

(1) HUTCHISON TELECOMMUNICATIONS INVESTMENT HOLDINGS LIMITED, a company incorporated in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, the British Virgin Islands (the "Purchaser");

(2) HUTCHISON WHAMPOA LIMITED, a company incorporated in Hong Kong whose registered office is at 22(nd) Floor, Hutchison House, 10 Harcourt Road, Hong Kong ("HWL");

(3) ORASCOM TELECOM EURASIA LIMITED, a company established in accordance with the laws of the British Virgin Islands whose registered office is at Suite 1, 17, Sir Augustus Bartolo Street, Ta' Xinex, Malta (the "Seller"); and

(4) ORASCOM TELECOM HOLDING S.A.E., a company established in accordance with the laws of the Arab Republic of Egypt whose principal place of business is at 2005A Nile City Towers, Cornish El Nile, Ramlet Beaulac, Cairo, Egypt (the "OTH").

WHEREAS:

(A) The Seller, a wholly owned subsidiary of OTH, has agreed to sell and HWL has agreed to purchase, the Sale Shares (as defined in Clause 1.1 (Interpretation)) on the terms and conditions of this Agreement.

(B) OTH has agreed to give the guarantee set forth in Clause 8 (OTH's Guarantee), and to undertake certain other obligations as set out in this Agreement.

(C) The Purchaser, an indirect wholly owned subsidiary of HWL, has been nominated by HWL to acquire the Sale Shares.

NOW IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

1.1  In this Agreement:

     "2005 Transaction          means the Shareholders' Agreement, the
     Documents"                 Co-operation Agreement and the Amended and
                                Restated Registration Rights Agreement.

     "Affiliate"                means, with respect to any company, its
                                subsidiaries or holding   companies  or  any
                                subsidiaries   of  such  holding companies.

     "Amended and Restated      means the amended and restated  registration
     Registration Rights        rights  agreement dated 21 December 2005 and
                                entered into

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     Agreement"                 by and among the Seller, OTH, the Company and
                                Cheung Kong (Holdings) Limited.

     "Business Day"             means a day (other than a Saturday or Sunday or
                                a public holiday) when commercial banks
                                generally open for business in Hong Kong and the Arab Republic of Egypt.

     "Cayman Islands Register   means the register of members of the Company
     of Members"                kept and maintained in the Cayman Islands from
                                time to time.

     "Cayman Islands Register   means the register of transfers of shares of the
     of Transfers"              Company kept and maintained in the Cayman
                                Islands from time to time.

     "Closing"                  means the closing of the sale and purchase of
                                the Sale Shares in accordance with the terms of this Agreement.

     "Closing Date"             4 January 2008 or such earlier date as the
                                parties hereto may agree in writing.

     "Companies Ordinance"      means the  Companies  Ordinance,  Chapter 32 of
                                the Laws of Hong Kong.

     "Company"                  means  Hutchison  Telecommunications
                                International Limited, a company incorporated under the laws of the Cayman Islands, and whose shares are listed on the Stock Exchange
                                (Stock Code: 2332), and whose American depositary shares are listed on the New York
                                Stock Exchange, Inc. (Ticker: HTX).

     "Conditions"               has the meaning given to it in Clause 3 A.1.

     "Consideration"            means the consideration payable in Hong Kong
                                Dollars in immediately available funds being the aggregate Purchase Price for the Sale Shares as set out in Clause 3 (Consideration).

     "Co-operation Agreement"   means the  co-operation  agreement  dated 21
                                December 2005 and entered into between the Company and OTH.

     "Encumbrance"              means liens, security interests, options, rights
                                of first refusal, rights of first offer, tag along rights, claims, mortgages, charges, licences to third parties, leases to third parties or security agreements or any other material restrictions or limitations on the use of real or personal property or irregularities in title thereto.

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     "Financing Parties"        means those banks and financial institutions and
                                institutional and professional investors that provide finance from time to time to the Seller and its Affiliates where such finance is secured by the Sale Shares; and "Financing
                                Party" shall be construed accordingly.

     "Governmental Authority"   means any international,  supranational,
                                national,  provincial, regional, federal, state,
                                municipal or local government,  any
                                instrumentality, subdivision, court,
                                administrative or regulatory agency or
                                commission or other authority  thereof,  or any
                                quasi-governmental, self-regulatory or private
                                body exercising any regulatory, taxing,
                                importing or other governmental or
                                quasi-governmental   authority,   which  shall
                                include where applicable, the Stock Exchange, the Cairo and Alexandria Stock Exchange, the
                                Hong Kong Securities and Futures Commission and the US Securities and Exchange Commission.

     "HK$" or "Hong Kong        the lawful currency of Hong Kong.
     Dollars"

     "holding company"          has the meaning given to it in the Companies
                                Ordinance.

     "Hong Kong"                means  the  Hong  Kong  Special  Administrative
                                Region of the People's Republic of China.

     "Law" means any statute, law, ordinance, rule, regulation or guidelines of any
                                Governmental Authority.

     "Listing Rules"            means the Rules  Governing  the  Listing of
                                Securities  on the Stock Exchange.

     "Long Stop Time"           means 5:00 p.m. (Hong Kong time) on 3 January
                                2008.

     "Loss" or "Losses"         means any and all losses, claims, liabilities,
                                damages, judgments, proceedings, arbitration, assessments, charges, fines and penalties, interest, reasonable costs and expenses, including reasonable expenses of investigation and enforcement of any claim or indemnity and all reasonable legal and other professional fees and expenses.

     "Person" means and includes an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an incorporated organisation and a Governmental

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                                Authority.

     "Purchase Price"           means HK$11.00 per Sale Share.

     "Purchaser's and HWL's     means the representations and warranties by the
     Warranties"                Purchaser and HWL referred to in Clause 8.1
                                (Purchaser `s and HWL `s Warranties).

     "Register of Members"      means the register of members of the Company
                                kept and maintained by its Hong Kong branch share registrar.

     "Sale Shares"              means 441,026,028 Shares in the issued share
                                capital of the Company.

     "Security Agent"           means a security or collateral agent and any
                                replacement or successor thereof, acting for the benefit of the Financing Parties.

     "Seller's Designated       means such bank account as designated in writing
     Account"                   by the Seller (or the Security Agent) to the
                                Purchaser at least 5 Business Days prior to the Closing Date for effecting transfer of the Consideration pursuant to the terms hereof.

     "Shareholders'             means the shareholders' agreement dated 21
     Agreement"                 December 2005 and entered into among the Seller,
                                OTH, the Purchaser and HWL in relation to the Company.

     "Shares" means ordinary shares of nominal value HK$0.25 each in the share capital of the Company.

     "Stock Exchange"           means The Stock Exchange of Hong Kong Limited.

     "subsidiary"               has the meaning given to it in the Companies
                                Ordinance.

     "Tax" or "Taxation"        means any income, gross receipts, withholding,
                                sales or value added tax.

     "Transaction Documents"    means this Agreement and other documents
                                contemplated to be executed and exchanged prior to or at Closing.

     "Warranties"               means the representations and warranties in
                                Clause 7.1 (Seller's and OTH's Warranties) and set out in the Schedule (Warranties).

1.2  In this Agreement, unless the context otherwise requires:

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     (i)    any reference in this Agreement to "writing" or comparable expressions includes a reference to facsimile transmission or comparable means of communication (excluding, for the avoidance of doubt, email);

     (ii) words expressed in the singular number shall include the plural and vice versa, words expressed in the masculine shall include the feminine and neuter gender and vice versa;

     (iii) references to Clauses, Schedules and Recitals are references to clauses, schedules and recitals of this Agreement;

     (iv)   reference to "day" or "days" are to calendar days;

     (v) this "Agreement" or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

     (vi) "include," "includes," and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of similar import;

     (vii) the table of contents and headings are inserted for convenience only and do not affect the construction of this Agreement;

     (viii) references herein to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions and shall include any provisions of which they are re- enactments (whether with or without modification) but in each case as at the date of this Agreement;

     (ix) references to a "company" include any company, corporation or other body corporate wherever and however incorporated or established;

     (x) references to "party" or "parties" are to a party to or the parties to this Agreement; and

     (xi) references to any English legal term for any action, remedy, method of financial proceedings, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.3 The Schedule to this Agreement is incorporated into and form an integral part of this Agreement.

2.   SALE AND PURCHASE

2.1 The Seller shall sell and HWL shall, through the Purchaser, purchase the Sale Shares with all rights now or in the future attaching to them (including the right to receive all dividends, distributions or any return of capital declared, made or paid on or after the date of this Agreement) on the terms and conditions of this Agreement.

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2.2  The Seller covenants and confirms that, subject only to satisfaction of the
     Conditions, it has the right to transfer legal and beneficial title to the Sale Shares.

2.3 The Seller covenants and confirms that the Sale Shares shall be sold and purchased at Closing free from all Encumbrances.

2.4 The Seller waives and shall procure the waiver of any restrictions on transfer (including all pre-emption rights) which may exist in relation to the Sale Shares.

2.5 Neither the Seller nor the Purchaser shall be obliged to complete the sale and purchase of any of the Sale Shares unless the sale and purchase of all the Sale Shares is completed simultaneously.

3.   CONSIDERATION

     The consideration for the sale and purchase of the Sale Shares shall be the payment of the sum of HK$4,851,286,308 (Hong Kong Dollars Four Billion Eight Hundred and Fifty One Million Two Hundred and Eighty Six Thousand Three Hundred and Eight Only) at Closing in accordance with Clause 5.2.

3A.  CONDITIONS

3A.1 The agreement to sell and purchase the Sale Shares contained in Clause 2 is conditional upon the delivery to the Seller of:

     (i) a deed of release relating to the security over the Sale Shares previously granted in favour of the Security Agent, and executed by the Security Agent and/or such other Financing Party or Parties as may be required for this purpose; and

     (ii) any other consents required by the Security Agent or any such Financing Party or Parties for the transfer of the Sale Shares pursuant to the terms of the financing secured by the Sale Shares (the "Conditions").

3A.2 The Seller shall use its best endeavours to ensure that the Conditions are fulfilled promptly after the date of this Agreement, and in any event on or before the Long Stop Time. The Seller shall notify the Purchaser in writing promptly upon becoming aware that the Conditions have been fulfilled.

3A.3 If the Conditions are not fulfilled by the Long Stop Time, the Purchaser and HWL shall be entitled to terminate this Agreement by written notice to the others. In such event none of the parties shall have any claim under this Agreement of any nature whatsoever against the others except in respect of any rights and liabilities which have accrued before such termination.

4.   PRE-CLOSING OBLIGATIONS

4.1 Simultaneous with or after the execution and delivery of this Agreement by all parties and prior to the Closing Date, the Seller shall deliver or procure the delivery of the following to the Purchaser:

     (a)  a written request in the prescribed form for removal of the Sale
          Shares

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          registered in the name of the Security Agent from the Register of
          Members to the Cayman Islands Register of Members;

     (b)  written resignations in the prescribed form duly signed from:

          (i) Aldo Mareuse and Michael John O'Connor as directors of the Company and Ragy Soliman as an alternate director to Aldo Mareuse;

          (ii) Aldo Mareuse and Michael John O'Connor as members of the Finance Committee of the Company;

          (iii) Naguib Sawiris as one of the Commissioners of the Board of Commissioners of PT. Hutchison CP Telecommunications; and

          (iv) Aldo Mareuse as a member of the Co-ordination Committee of the BCC (Business Cooperation Contract) Project between Hanoi Telecom JSC and Hutchison Telecommunications (Vietnam) Sarl

          all  with effect from the Closing Date;

     (c) a letter agreement for termination of each of the 2005 Transaction Documents with effect from the Closing Date with mutual release and waiver of all parties' respective rights and claims thereunder against the others duly signed by the Seller and/or OTH, as the case may be;

     (d) a certified extract of the written resolutions of the directors of the Seller approving and authorising the execution, delivery and performance of this Agreement (including the sale of the Sale Shares to the Purchaser as of and with effect from the Closing Date) and each of the other Transaction Documents to which it is a party;

     (e) a certified extract of the written resolutions of the directors of OTH approving and authorising the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party;

     (f) a certified copy of each power of attorney (if any) under which any document to be delivered to the Purchaser has been executed; and

     (g) an original incumbency certificate from the registered agent of the Seller in the British Virgin Islands (or its equivalent in Malta) dated prior to the date of this Agreement.

4.2 Simultaneous with or after the execution and delivery of this Agreement by all parties and prior to the Closing Date, the Purchaser shall deliver to the Seller:

     (a) a counterpart of the letter agreement for termination of each of the 2005 Transaction Documents with effect from the Closing Date with mutual release and waiver of all parties' respective rights and claims thereunder against the others duly signed by the Purchaser, HWL and/or the Company, under common seal (if required), as the case may be;

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     (b)  a certified extract of the resolutions of the directors of the
          Purchaser approving and authorising the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party;

     (c) a certified extract of the written resolutions of the directors of HWL approving and authorising the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party; and

     (d) deliver to the Seller a certified copy of each power of attorney (if any) under which any document to be delivered to the Seller has been executed.

5.   CLOSING

5.1 Subject to fulfilment of the Conditions, Closing shall take place at 12 noon, Hong Kong time on the Closing Date at the offices of HWL at 22/F, Hutchison House, 10 Harcourt Road, Hong Kong or at such other place or time as is agreed in writing by the Seller and the Purchaser.

5.2 At Closing and against delivery to the Seller of a copy irrevocable instructions issued for payment of the full amount of the Consideration into the Seller's Designated Account by wire transfer, the Seller shall:

     (i) deliver or procure delivery to the Purchaser or a Person designated by the Purchaser a stock transfer form in relation to the transfer of the Sale Shares to the Purchaser duly executed by the Seller or the Security Agent (or its nominee);

     (ii) provide such assistance as the Purchaser may reasonably require for effecting registration of the transfer of the Sale Shares to the Purchaser as of the Closing Date; and

     (iii) deliver or procure that there be delivered to the Purchaser or a Person designated by the Purchaser an original share certificate issued by the Company in the name of the Seller or the Security Agent (or its nominee) representing the Sale Shares for cancellation.

5.3 If the provisions of Clause 5.2 are not complied with on the Closing Date, the Purchaser and HWL shall not be obliged to complete this Agreement and may treat this Agreement as terminated for breach of condition and require immediate repayment of the Consideration to the extent received in the Seller's Designated Account by the Seller (without limiting the Purchaser's and the HWL's rights and remedies under this Agreement).

6.   SELLER'S AND OTH'S WARRANTIES

6.1 The Seller hereby represents and warrants to the Purchaser and HWL that each of the Warranties is true and accurate in all respects and not misleading as at the date of this Agreement.

6.2 OTH hereby represents and warrants to the Purchaser and HWL that each of Warranty 1.1(ii) and, insofar as they relate to OTH, Warranties 1.2(i),
     (ii) and (iii) and 1.3(ii)

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     are true and accurate in all respects and not misleading as at the date of this Agreement.

6.3 The Seller and OTH acknowledge that the Purchaser and HWL are entering into this Agreement on the basis of and in reliance upon representations in the terms of the Warranties.

6.4 Each of the Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Warranty or by anything in this Agreement.

7.   PURCHASER'S AND HWL'S WARRANTIES

7.1 The Purchaser and HWL hereby jointly and severally represent and warrant to the Seller and OTH as of the date of this Agreement that each of the warranties and representations in this Clause 7 is true and accurate in all respects and not misleading as at the date of this Agreement:

     (i) The Purchaser is a corporation duly organised, validly existing and in good standing under the laws of the British Virgin Islands.

     (ii) The Purchaser is not in receivership or liquidation nor has it taken any step to enter liquidation, and no petition has been presented for winding up the Purchaser. There are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Purchaser.

     (iii) The Purchaser has the corporate power and authority to execute, deliver and perform its obligations under and consummate the transactions contemplated by each of the Transaction Documents to which it is a party and the other instruments and agreements to be executed and delivered by the Purchaser as contemplated hereby and thereby.

     (iv) The entry into and performance of the Transaction Documents to which the Purchaser or HWL is a party will not constitute a breach by the Purchaser or HWL of or default under: (A) any provision of the organisational documents of the Purchaser or HWL; (B) any legally binding obligation or any material agreement or undertaking or the terms of any guarantee by which the Purchaser or HWL is bound; or
            (C) any Law applicable to the Purchaser or HWL.

7.2 Each of the Purchaser's and HWL's Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Purchaser's and HWL's Warranty or by anything in this Agreement.

7.3 The Purchaser and HWL acknowledge that the Seller and OTH are entering into this Agreement on the basis of and in reliance upon representations in the terms of the Purchaser's and HWL's Warranties.

8.   OTH'S GUARANTEE

8.1 In consideration of the Purchaser and HWL entering into this Agreement, OTH unconditionally and irrevocably guarantees to the Purchaser and HWL the due and

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     punctual performance and payment by the Seller of all its financial and other obligations under or pursuant to this Agreement (the "Seller's Guaranteed Obligations").

8.2 If and whenever the Seller defaults for any reason whatsoever in the performance of any of the Seller's Guaranteed Obligations, OTH shall immediately upon demand unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Seller's Guaranteed Obligations as if it was the principal obligor in regard to which such default has been made.

8.3 This guarantee is to be a continuing guarantee and accordingly is to remain in force until all Seller's Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Purchaser or HWL may now or hereafter have or hold for the performance and observance of the Seller's Guaranteed Obligations.

8.4 As a separate and independent obligation, OTH agrees (as primary obligor and not only as surety) to indemnify, defend and hold harmless the Purchaser and HWL from time to time (without set-off or counterclaim) from and against any and all Losses suffered by the Purchaser or HWL to the extent of any relevant limit on the liability of the Seller in this Agreement as a result of (i) the failure by the Seller to perform any of the Seller's Guaranteed Obligations; or (ii) any of the Seller's Guaranteed Obligations (including, without limitation, any moneys payable) not being enforceable, effective against or recoverable from the Seller by reason of any legal limitation, disability or incapacity on or of the Seller or any other fact or circumstances whatsoever (other than any limitation imposed by this Agreement). The amount of the Loss or of any payment to be made by OTH pursuant to this Clause 8.4 or any other provision of this Clause 8 shall be equal to, and shall in no circumstances exceed, the amount which the Purchaser or HWL would otherwise have been entitled to recover from the Seller under the terms of this Agreement.

8.5  The liability of OTH under this Clause 8:

     (i) shall not be released or diminished by any variation of the Seller's Guaranteed Obligations or any forbearance, neglect or delay in seeking performance of the Seller's Guaranteed Obligations or any granting of time for such performance; and

     (ii) shall not be affected or impaired by reason of any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.

8.6 OTH waives any right it may have of first requiring the Purchaser or HWL to proceed against the Seller before claiming from OTH under this Clause 8.

9.   CONFIDENTIALITY AND ANNOUNCEMENTS

     No announcement, statement, press conference or other communication shall be (or authorised to be) made, released, issued or held by or on behalf of any party or its directors, officers, employees, agents or advisers before, on or after Closing concerning this Agreement, or the subject matter or provisions of, or transactions or

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     matters referred to in or contemplated by, or negotiations leading to, this
     Agreement; provided that nothing in the foregoing shall prohibit the issue or release by any party of any announcement or circular if and to the extent required by law or any regulatory body or the rules of any recognised stock exchange, including the Stock Exchange, New York Stock Exchange, Inc. and the Cairo and Alexandria Stock Exchange, on which the shares of such party, its Affiliates or the Company are listed but the party with an obligation to issue or release an announcement or a circular shall consult with the other parties insofar as is reasonably practicable before complying with such an obligation.

10.  ASSIGNMENT

     This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto without the express written consent of the other parties hereto.

11.  FURTHER ASSURANCE

     The Seller and OTH shall from time to time and at their own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by, and in a form reasonably satisfactory to, the Purchaser and HWL to give full effect to this Agreement and its rights, powers and remedies under this Agreement. The Purchaser and HWL shall from time to time and at their own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by, and in a form reasonably satisfactory to, the Seller and OTH to give full effect to this Agreement and its rights, powers and remedies under this Agreement.

12.  ENTIRE AGREEMENT

     This Agreement, together with each other Transaction Documents, constitute the whole agreement between the parties and supersedes any previous arrangements or agreements between them relating to the sale and purchase of the Sale Shares.

13.  SEVERANCE AND VALIDITY

13.1 If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, such provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the parties.

13.2 To the extent it is not possible to delete or modify the provision, in whole or in part, under Clause 13.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Clause 13.1, not be affected.

14.  VARIATIONS

     No variation of this Agreement shall be effective unless in writing and signed by the parties.

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15.  REMEDIES AND WAIVERS

15.1 No waiver of any right under this Agreement shall be effective unless in writing. Unless expressly stated otherwise a waiver shall be effective only in the circumstances for which it is given.

15.2 No delay or omission by any party in exercising any right or remedy provided by law or under this Agreement shall constitute a waiver of such right or remedy.

15.3 The single or partial exercise of a right or remedy under this Agreement shall not preclude any other nor restrict any further exercise of any such right or remedy.

15.4 The rights and remedies provided in this Agreement are cumulative and do not exclude any rights or remedies provided by law.

16.  EFFECT OF CLOSING

     The provisions of this Agreement which remain to be performed following Closing shall continue in full force and effect notwithstanding Closing.

17.  SURVIVAL AND RIGHTS OF RESCISSION

17.1 Subject to Clause 5.3, no party shall have any right to rescind this Agreement under any circumstance.

17.2 The representations and warranties of any party contained in this Agreement shall survive the sale and purchase of the Sale Shares pursuant to this Agreement.

18.  THIRD PARTY RIGHTS

     This Agreement is made for the benefit of the parties, their successors and permitted assigns and is not intended to benefit or be enforceable by any other person.

19.  PAYMENTS

19.1 Any amount payable by the Seller or OTH to the Purchaser or HWL or by the Purchaser or HWL to the Seller or OTH shall be made in full without set-off or counter-claim and free from any deduction or withholding whatsoever, except as required by law.

19.2 If any deduction or withholding is required by law to be made from any payment or if the recipient is subject to Tax in respect of such payment, the payer shall increase the amount of the payment to the extent necessary to ensure that the net amount received and retained by the recipient (after taking into account all deductions, withholdings or Tax) is equal to the amount it would have received had the payment not been subject to any such deductions, withholdings or Tax.

20.  COSTS AND EXPENSES

20.1 Except as provided otherwise, each party shall pay its own costs and expenses in connection with the negotiations, preparation and performance of this Agreement and the other Transaction Documents.

20.2 Any transfer, registration, stamp, documentary or similar taxes chargeable in connection with the transfer of the Sale Shares under this Agreement shall be borne equally by the Seller and the Purchaser. The Seller and the Purchaser shall co-operate in minimising any such taxes and in the timely making of all filings, returns, reports and forms as may be required in connection therewith.

21.  NOTICES

21.1 Any notice or other communication to be given under or in connection with this Agreement ("Notice") shall be in the English language in writing and signed by or on behalf of the party giving it and marked for the attention of the relevant party. A Notice may be delivered personally or sent by fax, pre-paid recorded delivery or pre- paid registered airmail to the address or fax number provided in Clause 21.3.

21.2 A Notice shall be deemed to have been received:

     (i)    at the time of delivery if delivered personally;

     (ii)   at the time of transmission if sent by fax;

     (iii) two Business Days after the time and date of posting if sent by pre-paid recorded delivery; or

     (iv) five Business Days after the time and date of posting if sent by pre-paid registered airmail,

     provided that if deemed receipt of any Notice occurs after 6.00 p.m. or is not on a Business Day, deemed receipt of the Notice shall be 9.00 a.m. on the next Business Day. References to time in this Clause 21 are to local time in the country of the addressee.

21.3 The addresses and fax numbers for service of Notice are:

     Purchaser:

     Name:                       Hutchison Telecommunications Investment
                                 Holdings Limited

     Address:                    c/o 22(nd) Floor, Hutchison House
                                 l0 Harcourt Road
                                 Hong Kong
     For the attention of:       The Company Secretary
     Fax number:                 (852) 2128 1778

     HWL:

     Name:                       Hutchison Whampoa Limited
     Address:                    22(nd) Floor, Hutchison House
                                 10 Harcourt Road
                                 Hong Kong
     For the attention of:       The Company Secretary
     Fax number:                 (852) 2128 1778

     Seller:

     Name:                       Orascom Telecom Eurasia Limited
     Address:                    c/o 2005A Nile City Towers - South Tower
                                 Cornish El Nile
                                 Ramlet Beaulac - 11221
                                 Cairo
                                 Egypt
     For the attention of:       Legal Department
     Fax number:                 202 2461 5055

     OTH

     Name:                       Orascom Telecom Holding S.A.E.
     Address:                    2005A Nile City Towers - South Tower
                                 Cornish El Nile
                                 Ramlet Beaulac
                                 Cairo
                                 Egypt
     For the attention of:       Mr. Naguib Sawiris, Chairman & CEO
     Fax number:                 202 2461 5055

     With a copy to:             Orascom Telecom Holding S.A.E.
     Address:                    2005A Nile City Towers - South Tower
                                 Cornish El Nile
                                 Ramlet Beaulac
                                 Cairo
                                 Egypt
     For the attention of:       Legal Department
     Fax number:                 202 2461 5165

21.4 A party shall notify the other parties of any change to its address in accordance with the provisions of this Clause 21 provided that such notification shall only be effective on the later of the date specified in the notification and 5 (five) Business Days after deemed receipt.

22.  COUNTERPARTS

     This Agreement may be executed in counterparts and shall be effective when each party has executed a counterpart. Each counterpart shall constitute an original of this Agreement and all counterparts taken together shall constitute one and the same agreement. Delivery of a facsimile executed counterpart of the signature page shall be effective as delivery of an original executed counterpart of this Agreement.

23.  GOVERNING LAW AND JURISDICTION

23.1 This Agreement shall be governed by and construed in accordance with English law.

23.2 The parties irrevocably agree that the courts of England are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and proceedings in respect of any dispute may be brought in such courts.

24.  AGENT FOR SERVICE OF PROCESS

24.1 Each of the Purchaser and HWL irrevocably appoints Hutchison Whampoa Agents
     (UK) Limited of Hutchison House, 5 Hester Road, Battersea, London SW11 4AN, the United Kingdom and each of the Seller and OTH irrevocably appoints Law Debenture of Corporate Services Limited of Fifth Floor, 100 Wood Street, London, England, EC2V 7EX, in each case as its agent for service of process in England.

24.2 If any person appointed as agent for service of process ceases to act as such the relevant party shall immediately appoint another person to accept service of process on its behalf in England and notify the other parties of such appointment. If it fails to do so within ten Business Days any other party shall be entitled by notice to the other parties to appoint a replacement agent for service of process.

IN WITNESS WHEREOF each party has executed this Agreement, or caused this Agreement to be executed by its duly authorised representatives.

                                    Schedule

                                   Warranties

The Seller hereby represents and warrants to the Purchaser and HWL as of the date hereof (save in respect of 1.1(ii) and the Warranties given by OTH in 1.2(i), (ii) and (iii) and 1.3(ii)) and OTH represents and warrants to the Purchaser and HWL as at the date hereof as set out in 1.1(ii) and, insofar as they relate to OTH, 1.2(i), (ii) and (iii) and 1.3(ii) only, as follows:

1.1    Organisation of the Seller and OTH.

(i) The Seller is a corporation duly organised under the laws of the British Virgin Islands, and is validly existing and in good standing under the laws of Malta.

(ii) OTH is a corporation duly organised, validly existing and in good standing under the laws of the Arab Republic of Egypt.

(iii) The Seller is not in receivership or liquidation nor has it taken any step to enter liquidation, and no petition has been presented for winding up the Seller. There are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Seller.

1.2  Authority and Enforceability.

(i) Each of the Seller and OTH has the corporate power and authority to execute, deliver and perform its obligations under and consummate the transactions contemplated by each of the Transaction Documents to which it is a party and the other instruments and agreements to be executed and delivered by the Seller or OTH as contemplated hereby and thereby, including the sale and transfer of the Sale Shares pursuant to this Agreement.

(ii) The execution, delivery and performance of the Transaction Documents to which either the Seller or OTH is a party, and all other instruments and agreements to be executed and delivered by the Seller or OTH as contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorised by the respective directors and, to the extent required, the respective shareholders of the Seller and OTH, as relevant, and no other corporate or shareholder action on the part of the Seller or OTH is necessary to authorise the execution, delivery and performance of the Transaction Documents to which the Seller or OTH is a party, such other instruments and agreements contemplated hereby and thereby or the consummation of the transactions contemplated hereby and thereby.

(iii) The Transaction Documents to which either the Seller or OTH is a party and all other instruments and agreements to be executed and delivered by the Seller or OTH as contemplated hereby and thereby, when delivered in accordance with the terms hereof, assuming the due execution and delivery of the Transaction Documents and each such other document by the other parties hereto and thereto, shall have been duly executed and delivered by each of the Seller and OTH and shall be valid and binding obligations of each of the Seller and OTH enforceable against them in accordance with their terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting the enforcement of creditors' rights generally or to general equitable principles.

1.3  Consents and Approvals: No Violations.

(i) The Seller has obtained all consents and made all notifications necessary for its entry into and performance of its obligations under the Transaction Documents.

(ii) The entry into and performance of the Transaction Documents to which the Seller or OTH is a party will not constitute a breach by the Seller or OTH of or default under: (A) any provision of the organisational documents of the Seller or OTH; (B) any legally binding obligation or any material agreement or undertaking or the terms of any guarantee by which the Seller or OTH is bound; or (C) any Law applicable to the Seller and OTH.

(iii) The Seller has not made the decision to enter into this Agreement or to sell the Sale Shares as a result of and on the basis of any unpublished information relating to the Company or the Company Subsidiaries which in the reasonable opinion of the Seller would constitute "relevant information" (as defined in Part XIII and XIV of the Securities and Futures Ordinance of Hong Kong (Cap.571)).

1.4  Sale Shares

     The Seller is the beneficial owner of and has good and valid title to the Sale Shares free and clear of any Encumbrance other than the security created in favour of the Security Agent which will be released prior to or at Closing. All of the Sale Shares are fully paid.

SIGNED by Susan Chow                    )
for and on behalf of                    )

HUTCHISON TELECOMMUNICATIONS            )
INVESTMENT HOLDINGS LIMITED             )
in the presence of:                     )  Signature:  /s/ Susan Chow
                                                     ---------------------------

Witness
Signature:  /s/ Lam Sin Yu
Name:       Lam Sin Yu, Bernardine
Address:    Solicitor, Hong Kong SAR
Occupation: _____________________________


SIGNED by Susan Chow                    )
for and on behalf of                    )

HUTCHISON WHAMPOA LIMITED               )
in the presence of:                     )
                                        )
                                        )
                                        )  Name: /s/ Susan Chow
                                                --------------------------------

                                           Signature:
                                                     ---------------------------

Witness
Signature:  /s/ Lam Sin Yu
Name:       Lam Sin Yu, Bernardine
Address:    Solicitor, Hong Kong SAR
Occupation: _____________________________


SIGNED by   ____________________________)
for and on behalf of                    )
ORASCOM TELECOM EURASIA LIMITED         )
in the presence of:                     )  Signature:
                                                     ---------------------------

Witness
Signature:  _____________________________
Name:       _____________________________
Address:    _____________________________
            _____________________________
Occupation: _____________________________

SIGNED by   ___________________________ )
for and on behalf of                    )

HUTCHISON TELECOMMUNICATIONS            )
INVESTMENT HOLDINGS LIMITED             )
in the presence of:                     )  Signature:
                                                     ---------------------------

Witness
Signature:  _____________________________
Name:       _____________________________
Address:    _____________________________
            _____________________________
Occupation: _____________________________


SIGNED by ______________________________)
for and on behalf of                    )

HUTCHISON WHAMPOA LIMITED               )
in the presence of:                     )
                                        )
                                        )
                                        )  Name:
                                                --------------------------------

                                           Signature:
                                                     ---------------------------

Witness
Signature:  _____________________________
Name:       _____________________________
Address:    _____________________________
            _____________________________
Occupation: _____________________________


SIGNED by Naguib Sawiris                )
for and on behalf of                    )
ORASCOM TELECOM EURASIA LIMITED         )
in the presence of:                     )  Signature:/s/ Naguib Sawiris
                                                     ---------------------------

Witness
Signature:  /s/ Ragy Soliman
Name:       Ragy Soliman
Address:    Nile City Towers-South Tower
            Cornish El Nile - Cairo-Egypt
Occupation: VP Legal Affairs - Orascom Telecom

SIGNED by Naguib Sawiris                )
for and on behalf of                    )
ORASCOM TELECOM HOLDING S.A.E.          )
in the presence of:                     )  Signature:/s/ Naguib Sawiris
                                                     ---------------------------

Witness
Signature:  /s/ Ragy Soliman
Name:       Ragy Soliman
Address:    Nile City Towers-South Tower
            Cornish El Nile - Cairo-Egypt
Occupation: VP Legal Affairs - Orascom Telecom

                                       19